EXHIBIT (h)(4)

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
                         AMENDMENT TO SERVICE AGREEMENT

         AMENDMENT ("Amendment") dated October 1, 2004 to the Service Agreement dated May 22, 2002, as amended on February 19, 2003, by and between TIAA-CREF Institutional Mutual Funds (the "Institutional Fund"), a Delaware business trust, and Teachers Advisors, Inc. ("Advisors"), a Delaware corporation.

         WHEREAS, the Fund has established seven additional series, which shall be known as the TIAA-CREF Lifecycle Funds, consisting of the 2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, the 2030 Fund, the 2035 Fund, and 2040 Fund (each a "Lifecycle Fund");

         WHEREAS, Advisors is willing to provide certain non-advisory administrative services to each Lifecycle Fund in accordance with the terms and conditions of the Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Fund and Advisors hereby agree as follows:

         1. The Agreement shall be amended by replacing the existing Schedule A with the schedule attached hereto.

         IN WITNESS WHEREOF, the Institutional Fund and Advisors have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers on the day and year first above written.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

By:  /s/ Bertram L. Scott          Attest:  /s/ Mark L. Serlen
   ----------------------------           --------------------------------------
Title: Executive Vice President    Title: Assistant Secretary
      -------------------------          ---------------------------------------


TEACHERS ADVISORS, INC.

By:/s/ Scott C. Evans              Attest:  /s/ Mark L. Serlen
   ----------------------------           --------------------------------------
Title: President and Chief
       Executive Officer           Title: Secretary
      -------------------------          ---------------------------------------

                                                          SCHEDULE A

----------------------------------------------- --------------------------------- --------------------------------------
                                                         DATE APPROVED             SERVICE FEE (AS A PERCENTAGE OF THE
                 NAME OF FUND                              OR AMENDED              AVERAGE DAILY VALUE OF THE FUND'S
                                                                                               NET ASSETS)
----------------------------------------------- --------------------------------- --------------------------------------

TIAA-CREF LIFECYCLE FUNDS
         2010 Fund                                       June 16, 2004                            0.31%
----------------------------------------------- --------------------------------- --------------------------------------
TIAA-CREF LIFECYCLE FUNDS
         2015 Fund                                       June 16, 2004                            0.31%
----------------------------------------------- --------------------------------- --------------------------------------
TIAA-CREF LIFECYCLE FUNDS
         2020 Fund                                       June 16, 2004                            0.31%
----------------------------------------------- --------------------------------- --------------------------------------
TIAA-CREF LIFECYCLE FUNDS
         2025 Fund                                       June 16, 2004                            0.31%
----------------------------------------------- --------------------------------- --------------------------------------
TIAA-CREF LIFECYCLE FUNDS
         2030 Fund                                       June 16, 2004                            0.31%
----------------------------------------------- --------------------------------- --------------------------------------
TIAA-CREF LIFECYCLE FUNDS
         2035 Fund                                       June 16, 2004                            0.31%
----------------------------------------------- --------------------------------- --------------------------------------
TIAA-CREF LIFECYCLE FUNDS
         2040 Fund                                       June 16, 2004                            0.31%
----------------------------------------------- --------------------------------- --------------------------------------
INTERNATIONAL EQUITY FUND
         Retirement Class*                             February 19, 2003                          0.34%
         Institutional Class                           May 22, 2002                               0.03%
----------------------------------------------- --------------------------------- --------------------------------------
GROWTH EQUITY FUND
         Institutional Class                           May 22, 2002                               0.04%
----------------------------------------------- --------------------------------- --------------------------------------
GROWTH & INCOME FUND
         Retirement Class*                             February 19, 2003                          0.34%
         Institutional Class                           May 22, 2002                               0.04%
----------------------------------------------- --------------------------------- --------------------------------------
LARGE-CAP VALUE FUND
         Retirement Class*                             February 19, 2003                          0.34%
         Institutional Class                           May 22, 2002                               0.04%
         Retail Class                                  May 22, 2002                               0.33%
----------------------------------------------- --------------------------------- --------------------------------------
----------------------------------------------- --------------------------------- --------------------------------------

----------------------------------------------- --------------------------------- --------------------------------------
                                                         DATE APPROVED             SERVICE FEE (AS A PERCENTAGE OF THE
                 NAME OF FUND                              OR AMENDED              AVERAGE DAILY VALUE OF THE FUND'S
                                                                                               NET ASSETS)
----------------------------------------------- --------------------------------- --------------------------------------
MID-CAP GROWTH FUND                                    February 19, 2003                          0.34%
         Retirement Class*                             May 22, 2002                               0.04%
         Institutional Class                           May 22, 2002                               0.33%
         Retail Class
----------------------------------------------- --------------------------------- --------------------------------------
MID-CAP VALUE FUND
         Retirement Class*                             February 19, 2003                          0.34%
         Institutional Class                           May 22, 2002                               0.04%
         Retail Class                                  May 22, 2002                               0.33%
----------------------------------------------- --------------------------------- --------------------------------------
SMALL-CAP EQUITY FUND
         Retirement Class*                             February 19, 2003                          0.34%
         Institutional Class                           July 17, 2002                              0.04%
         Retail Class                                  May 22, 2002                               0.19%
----------------------------------------------- --------------------------------- --------------------------------------
EQUITY INDEX FUND
         Institutional Class                           May 22, 2002                               0.02%
----------------------------------------------- --------------------------------- --------------------------------------
S&P 500 INDEX FUND
         Retirement Class*                             February 19, 2003                          0.34%
         Institutional Class                           May 22, 2002                               0.02%
----------------------------------------------- --------------------------------- --------------------------------------
INTERNATIONAL EQUITY INDEX FUND
         Retirement Class*                             February 19, 2003                          0.34%
         Institutional Class                           May 22, 2002                               0.03%
----------------------------------------------- --------------------------------- --------------------------------------
LARGE-CAP GROWTH INDEX FUND
         Retirement Class*                             February 19, 2003                          0.34%
         Institutional Class                           May 22, 2002                               0.02%
----------------------------------------------- --------------------------------- --------------------------------------
LARGE-CAP VALUE INDEX FUND
         Retirement Class*                             February 19, 2003                          0.34%
         Institutional Class                           May 22, 2002                               0.02%
----------------------------------------------- --------------------------------- --------------------------------------
MID-CAP BLEND INDEX FUND
         Retirement Class*                             February 19, 2003                          0.34%
         Institutional Class                           May 22, 2002                               0.02%
----------------------------------------------- --------------------------------- --------------------------------------
MID-CAP GROWTH INDEX FUND
         Retirement Class*                             February 19, 2003                          0.34%
         Institutional Class                           May 22, 2002                               0.02%
----------------------------------------------- --------------------------------- --------------------------------------
----------------------------------------------- --------------------------------- --------------------------------------

----------------------------------------------- --------------------------------- --------------------------------------
                                                         DATE APPROVED             SERVICE FEE (AS A PERCENTAGE OF THE
                 NAME OF FUND                              OR AMENDED              AVERAGE DAILY VALUE OF THE FUND'S
                                                                                               NET ASSETS)
----------------------------------------------- --------------------------------- --------------------------------------
MID-CAP VALUE INDEX FUND                               February 19, 2003                          0.34%
         Retirement Class*                             May 22, 2002                               0.02%
         Institutional Class
----------------------------------------------- --------------------------------- --------------------------------------
SMALL-CAP BLEND INDEX FUND
         Retirement Class*                             February 19, 2003                          0.34%
         Institutional Class                           May 22, 2002                               0.02%
----------------------------------------------- --------------------------------- --------------------------------------
SMALL -CAP GROWTH INDEX FUND
         Retirement Class*                             February 19, 2003                          0.34%
         Institutional Class                           May 22, 2002                               0.02%
----------------------------------------------- --------------------------------- --------------------------------------
SMALL -CAP VALUE INDEX FUND
         Retirement Class*                             February 19, 2003                          0.34%
         Institutional Class                           May 22, 2002                               0.02%
----------------------------------------------- --------------------------------- --------------------------------------
SOCIAL CHOICE EQUITY FUND
         Retirement Class*                             February 19, 2003                          0.34%
         Institutional Class                           May 22, 2002                               0.02%
----------------------------------------------- --------------------------------- --------------------------------------
REAL ESTATE SECURITIES FUND
         Retirement Class*                             February 19, 2003                          0.34%
         Institutional Class                           May 22, 2002                               0.04%
         Retail Class                                  May 22, 2002                               0.33%
----------------------------------------------- --------------------------------- --------------------------------------
BOND FUND
         Institutional Class                           May 22, 2002                               0.04%
----------------------------------------------- --------------------------------- --------------------------------------
INFLATION-LINKED BOND FUND
         Institutional Class                           May 22, 2002                               0.03%
         Retail Class                                  May 22, 2002                               0.18%
----------------------------------------------- --------------------------------- --------------------------------------
MONEY MARKET FUND
         Institutional Class                           May 22, 2002                               0.03%
----------------------------------------------- --------------------------------- --------------------------------------


*Effective as of May 1, 2003